Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2055 Fund
December 31, 2025
FST55-NPRT3-0226
1.9909176.102
Bond Funds - 6.8%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	7,564	57,337
Fidelity Series Long-Term Treasury Bond Index Fund (a)	134,573	725,349
Fidelity Series Sustainable Investment Grade Bond Fund (a)	7	65
TOTAL BOND FUNDS (Cost $791,361)		782,751

Domestic Equity Funds - 52.7%
	Shares	Value ($)
Fidelity Series Sustainable U.S. Market Fund (a) (Cost $4,825,425)	366,533	6,029,471

International Equity Funds - 40.4%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	100,510	1,453,372
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	229,012	3,169,523
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $3,833,423)		4,622,895

Short-Term Funds - 0.1%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $18,572)	1,866	18,583

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $9,468,781)	11,453,700
NET OTHER ASSETS (LIABILITIES) - 0.0%	(4,765)
NET ASSETS - 100.0%	11,448,935

Legend

(a)	Affiliated fund.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	646	56,887	56	42	(1)	(139)	57,337	7,564
Fidelity Series International Developed Markets Bond Index Fund	-	2,247	2,253	-	6	-	-	-
Fidelity Series Long-Term Treasury Bond Index Fund	443,866	381,269	92,046	16,333	(1,104)	(6,636)	725,349	134,573
Fidelity Series Sustainable Emerging Markets Fund	818,175	598,539	221,195	28,594	827	257,026	1,453,372	100,510
Fidelity Series Sustainable Investment Grade Bond Fund	2,574	118,457	120,825	305	(145)	4	65	7
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	1,826,900	1,220,649	240,110	72,520	864	361,220	3,169,523	229,012
Fidelity Series Sustainable U.S. Market Fund	3,282,920	2,010,339	235,803	56,824	(1,798)	973,813	6,029,471	366,533
Fidelity Series Treasury Bill Index Fund	-	374,160	355,710	2,961	122	11	18,583	1,866
	6,375,081	4,762,547	1,267,998	177,579	(1,229)	1,585,299	11,453,700

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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